First Quarter 2023 NASDAQ: FRST Exhibit 99.2

This Presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and other similar words or expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, but are not limited to, our expectations regarding our future operating and financial performance, including our outlook and long-term goals for future growth and new offerings and services; our expectations regarding net interest margin; expectations on our growth strategy, expense management, capital management and future profitability; expectations on credit quality and performance; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: the Company’s ability to implement its various strategic and growth initiatives, including its recently established Panacea Financial and Life Premium Finance Divisions, new digital banking platform, V1BE fulfillment service and Primis Mortgage Company; competitive pressures among financial institutions increasing significantly; changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices; changes in management’s plans for the future; credit risk associated with our lending activities; changes in interest rates, inflation, loan demand, real estate values, or competition, as well as labor shortages and supply chain disruptions; changes in accounting principles, policies, or guidelines; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; potential impacts of the recent adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; potential increases in the provision for credit losses; and other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements. Forward-Looking Statements

Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables. Primis uses non-GAAP financial measures to analyze its performance. The measures entitled net income adjusted for nonrecurring income and expenses; pre-tax pre-provision operating earnings; operating return on average assets; pre-tax pre-provision operating return on average assets; operating return on average equity; operating return on average tangible equity; operating efficiency ratio; operating earnings per share – basic; operating earnings per share – diluted; tangible book value per share; tangible common equity; tangible common equity to tangible assets; and core net interest margin are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. We use the term “operating” to describe a financial measure that excludes income or expense considered to be non-recurring in nature. Items identified as non-operating are those that, when excluded from a reported financial measure, provide management or the reader with a measure that may be more indicative of forward-looking trends in our business. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measures is provided in the Reconciliation of Non-GAAP items table. Management believes that these non-GAAP financial measures provide additional useful information about Primis that allows management and investors to evaluate the ongoing operating results, financial strength and performance of Primis and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Primis’ performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Primis. Non-GAAP financial measures are not standardized and, therefore, it may not be possible to compare these measures with other companies that present measures having the same or similar names. Non-GAAP Measure

A pioneering bank, committed to imagining a faster and more convenient way to serve you. WELCOME TO PRIMIS Corp. Headquarters: McLean, VA Bank Headquarters: Glen Allen, VA Branches: 32 Ticker (NASDAQ): FRST Valuation Market Capitalization: $222 million Price / Book Value per Share 0.55x Price / Tangible Book Value(1): 0.76x Price / 2023 Estimated EPS(2): 6.81x Price / 2024 Estimated EPS(2): 5.88x Dividend Yield(3): 4.45% Pricing as of April 25, 2023. Financial data as of or for the three months ended March 31, 2023. (1) See reconciliation of Non-GAAP financial measures on slide 24. (2) Mean analyst estimates per S&P Global. (3) Assumes $0.40 annualized dividend.

Digital Platform Update Broad launch beginning February 1 supported by digital marketing Tremendously successful, as of March 31: $980 million of deposits (~11,500 customers) 94% of funds raised prior to bank failures with limited attrition and continued growth after Customers are in all 50 states with approximately 88% of balances outside of Virginia, D.C. and Maryland Cost of deposits of 4.88% Approximately equal to Fed Funds Approximately 25 basis points below short-term borrowing costs 30 to 40 bps below one-way sweep earnings rate Approximately 73% of funds from other banks and credit unions, versus online-focused banks or fintechs, with a little over 50% from banks with over $25 billion in assets No additional staffing added No fraud losses Less than $90 thousand in incremental marketing expense Map does not include customers in Alaska and Hawaii. Digital Platform Customers

Balance Sheet Liquidity Update Substantial improvement in balance sheet liquidity as of March 31: Ratio of gross loans to deposits declined to 83% from 108% at year-end Cash and equivalents at $607 million, up from $78 million at year-end Repaid $340 million of short-term borrowings and listing agent CDs that matured in the first quarter Uninsured/non-collateralized deposits now represent only 26% of total deposits Liquidity sources (FHLB borrowings, Brokered CDs, etc.) plus cash-on-hand represent over 180% of uninsured/non-collateralized deposit balances Securities portfolio is relatively small and has limited mark-to-market risk at March 31: AFS of $231.5 million with $23.5 million after-tax unrealized loss (included in equity) HTM of $13.1 million with $0.7 million after-tax unrealized loss (not in equity) If the Bank sold both portfolios for liquidity needs, capital would remain robust: Est. As of Adjusted Capital Ratios March 31, 2023 March 31, 2023 Tier 1 Leverage 8.59% 8.50% CET1 Risk Based Capital 10.13% 9.50% Tier 1 Risk Based Capital 10.45% 9.83% Total Risk Based Capital 14.03% 13.47%

Q1’23 Summary Q1’23 Loan Composition ($256.1 million) Panacea Financial Update Total loan originations since launch of $323.9 million (committed bal.) Q1’23 loan originations of $35.8 million Total deposits of $30.9 million, up 35% linked-quarter March weighted average loan production yield of 8.36% Sold $20.2 mil. of loans in Q1’23 (committed balance) with a total expected gain of $586k ($427k recognized in Q1’23) Now banking 3,500+ doctors and >1% of all future doctors in the U.S. Expanded to direct hospital partnerships, including 2 of the top 10 hospital systems in the U.S. and their >75,000 employees. 2023 Outlook $150-200 mil. of total originations, $30-50 mil. of total deposit growth $20+ mil. of residential mortgage loan sales $50-$100 mil. of total loan sales under recently initiated GOS strategy $5.5+ mil. of PTPP earnings improvement vs. 2022

4 Life Insurance Premium Finance Update Key Portfolio Metrics Key Performance Metrics 32 Average number of days from submission to loan closing ORIGINATION CYCLE TIME Average Actual Primis Processing Time is ~6 Days Placement Ratio Carrier Approvals Top-Tier Partners Facilitators 61% 27 56 4 Average weekly submissions in Q4’ 2022 SUBMISSIONS 5 22.1% Q1 Loan Balance Growth $931.2 Million Projected Balance at Maturity $236.7 Million Loan Balances (Net of Fees)

Primis Mortgage Update Now licensed in 40 states and D.C. Small loss for Q1 ($212K) with breakeven profitability in February/March Funded production of $123 million, up 43% from Q4’22 Locked pipeline at March 31 up 110% from December 31 and growing entering home buying season On track for $700 million to $1 billion of mortgage production in 2023, even in the current rate environment

High Performing Community Bank



MD
VA
V1BE Coverage

V1BE Update[1]

57% % of V1BE Users that are SMBs	**~$108 million** Deposit balance of V1BE users	**4.88** V1BE App Rating
>1 Million Total Minutes Saved by Customers	**5,400** Q1 Transactions	**~57 Minutes** Average Fulfillment Time

Deposits per Branch



$67,156
$74,522
$84,635
$85,074
$114,625
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23

- V1BE adoption/utilization continues to build with monthly transactions up 25% in Q1, primarily due to small-business activity
- Core market loan growth of 1.8% in Q1[2]

(1) V1BE is a bank delivery app for on-demand ordering of branch services
(2) Excludes PPP, Panacea, Life Premium Finance balances and loans held for sale
Map Source: S&P Global.

10

First Quarter Results

Total deposits grew 34.7% un-annualized linked-quarter to $3.67 billion Loans held for investment grew at an annualized rate of 13.1% in the first quarter compared to the linked-quarter, net of a decline in Paycheck Protection Program (“PPP”) balances Successfully completed first Panacea loan sale – approximately $15 million of loans with $427 thousand pre-tax gain Return on average assets of 0.60% for the three months ended March 31, 2023 versus 0.36% for the three months ended December 31, 2022 and 0.55% for the three months ended March 31, 2022. Operating return on average assets (1) of 0.60%, 0.09% and 0.57% for the three months ended March 31, 2023, December 31, 2022 and March 31, 2022, respectively. Pre-tax pre-provision return on average assets (1) was 1.31% for the three months ended March 31, 2023, versus 1.33% for the three months ended December 31, 2022 and 0.75% for the three months ended March 31, 2022. Pre-tax pre-provision operating return on average assets (1) was 1.31% for the three months ended March 31, 2023, versus 0.99% for the three months ended December 31, 2022 and 0.77% for the three months ended March 31, 2022. Mortgage banking almost broke even for the quarter with a $0.2 million after-tax loss versus $2.2 million after-tax loss in the prior quarter, with substantially all of the loss occurring in the seasonally slow month of January. Net interest margin of 3.15% in the first quarter of 2023 was up from 2.96% in the same period last year and down 52 basis points from 3.67% in the fourth quarter of 2022. Core net interest margin(1), which excludes the effects of PPP loans, was 3.16% in the first quarter of 2023, down from 3.68% in the fourth quarter of 2022 and up from 2.96% in the first quarter of 2022. Core bank net interest margin (excluding excess digital deposit balances) of 3.38% for the first quarter of 2023. Allowance for credit losses to total loans was 1.17% at March 31, 2023 and at December 31, 2022, and 1.23% at March 31, 2022.  Allowance for credit losses to total loans (excluding PPP balances and loans held for sale) was 1.17% at March 31, 2023 and at December 31, 2022, and 1.24% at March 31, 2022.  Equity to assets was 9.52% at March 31, 2023 and tangible common equity to tangible assets was 7.14%. Excluding $500 million of excess cash that the Company will begin sweeping, these ratios would have been 10.80% and 7.90%, respectively, at March 31, 2023 compared to 11.04% and 8.27%, respectively, at December 31, 2022. See reconciliation of Non-GAAP financial measures on slide 24. First Quarter Highlights

Dollars in millions. See reconciliation of Non-GAAP financial measures on slide 24. Excludes $500 million excess cash that the Company intends to sweep in Q2. Balance Sheet Trends Adjusted TCE/TA(2): 7.90% (1)

$ in Millions Total Outstanding % of Portfolio Excl PPP Hotel $209 6.9% Office $136 4.5% Retail $87 2.9% Assisted Living $46 1.5% Mixed Use $22 0.7% Warehouse/Industrial $22 0.7% Daycare/Schools/Churches $7 0.2% Self Storage $6 0.2% Leisure/Recreational $3 0.1% All other $33 1.1% Total Non-Owner Occupied CRE $572 18.8% Office & Retail Concentrations are Minimal NOO CRE By Collateral Type Hotel portfolio down to $209 million from almost $300 million in early 2020 Occupancy and RevPAR recently exceeded 2019 performance Office non owner-occupied CRE was $136 million at March 31 with $100 million of that true office building exposure LTV across all office is 64% Very high net worth guarantors Significant maturities/rate resets don’t begin until 2026 Retail exposure of $87 million at March 31 Low weighted-average LTV of 61% Low average loan size of approx. $2 million

Classified loans and NPAs exclude guaranteed portion of SBA loans. Core net charge-offs exclude losses covered by a third party. Asset Quality NPAs / Loans (Ex. PPP) + OREO Core NCOs / Average Loans Criticized & Classified Loans / Total Loans (Ex. PPP) Nonperforming assets and classified loans decreased by $2.1 million and $1.5 million, respectively ~83% of NPAs are in two relationships as previously discussed, one of which is current as of March 31 Net charge-offs of $4.0 million in Q1 Includes $1.9 million of net charge-offs covered by a third party (offset in noninterest income) Core net charge-offs of $2.1 million largely for NPAs previously reserved for OREO at $0 as of March 31, 2023

Allowance for Credit Losses ACL Walk Forward ACL / Gross Loans (Ex. PPP) Provision for credit losses of $5.2 million in Q1 versus provision of $7.9 million in Q4 Provision includes $4.7 million related to third-party managed portfolio with credit enhancement Provision offset by gain of equal amount recorded in noninterest income ACL coverage of gross loans flat at 1.17%

Dollars in millions. (1) Core deposits exclude time deposits. Deposit Trends Deposit Composition – Q1’23 Core Deposit Growth(1) Total deposits were up substantially due to growth on the digital platform Digital deposit funding replaced $340 million of short-term borrowings and listing service CDs that matured in Q1 Cost of Deposits: 191 bps

Net Interest Income Progression Dollars in thousands. Core excludes impact of PPP balances (1) See reconciliation of Non-GAAP financial measures on slide 24 Net Interest Income and Net Interest Margin Net interest margin negatively impacted by excess liquidity on the balance sheet. Excluding excess deposits, core bank margin would have been 3.38% in Q1 Net Interest Margin Trends (1)

Q1 NIE, excluding unfunded commitment expense, includes the following: $0.9 million of expense due to third-party serviced loan portfolio, down from $1.4 million last quarter Mortgage expenses of $5.0 million, down from $5.4 million last quarter Excluding items above, Q1 NIE increased to $21.4 million versus $21.2 million in Q4 Declines in compensation ($757K), marketing ($364K), professional fees ($743K) Increases in FDIC assessment ($132K), fraud losses ($371K), data processing (549K) Data processing costs up due to high application volume from digital platform growth Mortgage profitability along with significant earnings contributions from lines of business expected to drive efficiency ratio in the 60s in 2023 Efficiency Ratio Dollars in thousands. (1) See reconciliation of Non-GAAP financial measures on slide 24. Non-Interest Expense and Efficiency Ratio Non-Interest Expense (Ex. Res. for Unfunded Com. Expense) (1)

Dollars in millions. (1) See reconciliation of Non-GAAP financial measures on slide 24. Profitability Return on Average Assets Pre-Tax Pre-Provision Operating Earnings (1) Mortgage expected to add 10-15 basis points to ROAA in 2023 (1) (1)

Tangible Book Value Per Share Diluted Earnings Per Share and Adjusted Diluted EPS (1) See reconciliation of Non-GAAP financial measures on slide 24. Per Share Results Tangible book value per share reduced by $0.95 at March 31, 2023 due to unrealized mark-to-market losses on the Company’s available-for-sale securities portfolio (1) (1)

Talented management team and board committed to building long-term shareholder value Attractive multi-pronged strategy for growth beginning to pay dividends Aggressive and early use of technology positioning the bank for superior performance as the industry evolves Significant valuation upside as strategic investments mature Summary

Appendix

*Net interest margin excluding the effect of PPP loans assumes a funding cost of 35 bps on average PPP balances in all applicable periods. Non-GAAP Reconciliation